Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Landec Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending July 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary T. Steele, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                      The Report fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY T. STEELE
Gary T. Steele
Chief Executive Officer and President
September 11, 2002